UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 3, 2011

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 3, 2011, BioSante Pharmaceuticals, Inc. (“BioSante”) entered into a placement agent agreement with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of shares of BioSante’s common stock and warrants to purchase shares of BioSante’s common stock in a registered direct public offering.

On March 3, 2011 before 4:00 p.m., Eastern time, BioSante and certain institutional investors entered into securities purchase agreements, pursuant to which BioSante agreed to sell an aggregate of 12,199,482 shares of its common stock and warrants to purchase a total of 4,025,827 shares of its common stock to such investors for gross proceeds of $25.1 million.  The common stock and warrants were sold in units, with each unit consisting of one share of common stock and a warrant to purchase 0.33 of a share of common stock.  The purchase price per unit is $2.0613, which is higher than the $2.03 per share closing sale price of BioSante common stock on March 2, 2011, the last full trading day prior to March 3, 2011.  Subject to certain ownership limitations, the warrants will be exercisable immediately and will expire three years from the date the warrants are issued, at an exercise price of $2.25 per share.  The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by BioSante of additional securities.

The net proceeds to BioSante from the offering, after deducting placement agent fees and expenses (not including the warrants to purchase shares of BioSante common stock issued to the Placement Agent or its designees), BioSante’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the offering, are expected to be approximately $23.8 million.  The offering is expected to close on or about March 8, 2011, subject to the satisfaction of customary closing conditions.

The shares of common stock, warrants to purchase common stock (excluding the Placement Agent warrants) and shares of common stock issuable upon exercise of the investor warrants are being offered and will be issued and sold pursuant to a prospectus supplement dated as of March 3, 2011, which was filed with the Securities and Exchange Commission in connection with a takedown from BioSante’s shelf registration statement on Form S-3 (File No. 333-159606), which became effective on June 9, 2009, and the base prospectus dated as of June 9, 2009 contained in such registration statement, and BioSante’s shelf registration statement on Form S-3 (File No. 333-166859), which became effective on June 10, 2010, and the base prospectus dated as of June 10, 2010 contained in such registration statement.  A copy of the opinion of Oppenheimer Wolff & Donnelly LLP relating to the legality of the issuance and sale of the shares of common stock, warrants comprising the units and shares of common stock issuable upon exercise of such warrants is attached as Exhibit 5.1 hereto.

Pursuant to the terms of the placement agent agreement with the Placement Agent, assuming the sale of all of the units in the offering, BioSante will pay the Placement Agent a fee equal to approximately $1.26 million, which amount represents 5.0% of the gross proceeds from the sale of the units and issue to the Placement Agent or its designees warrants to purchase up to 243,990 shares of BioSante’s common stock at an exercise price of $2.58 per share, which number of shares of common stock equals 2.0% of the number of shares of common stock underlying units sold in the offering. The other terms of the Placement Agent’s warrants will be substantially the same as the terms of the warrants issued to the investors in the offering, except that the exercise period will be for five years from June 9, 2009, and they will include certain restrictions on transfer in accordance with FINRA regulations.  BioSante also agreed to reimburse the Placement Agent for expenses incurred by it in connection with the offering in an amount equal to 1.0% of the gross proceeds received by BioSante in the offering, but in no event in excess of $25,000.  BioSante retained Oppenheimer & Co. Inc., Roth Capital Partners, LLC, JMP Securities LLC and Trout

Capital LLC as advisors in connection with the offering.  Their advisory fees will be paid out of the Placement Agent’s cash compensation.

The foregoing summaries of the terms of the placement agent agreement, the securities purchase agreements and the warrants are subject to, and qualified in their entirety by reference to, the placement agent agreement, the form of securities purchase agreement and the form of warrant, which are filed as Exhibits 1.1, 10.1 and 4.1, respectively, to this report and are incorporated herein by reference.  Each of the placement agent agreement and the securities purchase agreements contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.  The provisions of the placement agent agreement and the securities purchase agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in BioSante’s filings with the Securities and Exchange Commission.

Item 7.01                                             Regulation FD Disclosure.

On March 4, 2011, BioSante announced the registered direct offering described in Item 1.01 above.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement dated March 3, 2011 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC (filed herewith)

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investors and the placement agent in the offering (filed herewith)

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP (filed herewith)

10.1	Form of Securities Purchase Agreement dated March 3, 2011 by and between BioSante Pharmaceuticals, Inc. and each of the investors in the offering (filed herewith)

23.1	Consent of Oppenheimer Wolff & Donnelly LLP (included in Exhibit 5.1)

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on March 4, 2011 announcing the offering (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President of Finance, Chief Financial Officer and Secretary

Dated: March 4, 2011

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
1.1	Placement Agent Agreement dated March 3, 2011 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC	Filed herewith

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investors and the placement agent in the offering	Filed herewith

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP	Filed herewith

10.1	Form of Securities Purchase Agreement dated March 3, 2011 by and between BioSante Pharmaceuticals, Inc. and each of the investors in the offering	Filed herewith

23.1	Consent of Oppenheimer Wolff & Donnelly LLP	Included in Exhibit 5.1

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on March 4, 2011 announcing the offering	Furnished herewith